AQR FUNDS

AQR International Equity Fund

Supplement dated October 23, 2009 (“Supplement”) to the Class N Prospectus dated

January 1, 2009 (“Prospectus”) of the AQR International Equity Fund (“Fund”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

On October 23, 2009, Class N Shares of the Fund will be available for purchase by eligible investors. Eligibility requirements are described on page 23 of the Fund’s Prospectus under the heading “Investing with the AQR Funds – Eligibility to Buy Class N Shares.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.